UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 13, 2016

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152, Forest City, Iowa		50436
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code   641-585-3535

______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On December 13, 2016 the Human Resources Committee (the “Committee”) of the Board of Directors of Winnebago Industries, Inc. (the “Company”) approved restricted stock grants of the Company’s common stock to the following officers in the following amounts:

Ashis Bhattacharya	2,500	shares
Scott Folkers	2,500	shares
Sarah Nielsen	2,500	shares
Bret Woodson	1,250	shares

The shares were granted in recognition of the extraordinary efforts of the officers in the acquisition of Grand Design RV, LLC. The shares will vest over a three year period with 1/3 vesting on December 13, 2017, 1/3 vesting on December 13, 2018, and the last 1/3 vesting on December 13, 2019. The shares were issued pursuant to the authority of the 2014 Omnibus Equity, Performance Award and Incentive Compensation Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders.
Winnebago Industries, ("the Company") held its annual meeting of shareholders (the “Annual Meeting”) on December 13, 2016. At the Annual Meeting, the Company's shareholders were asked to vote on three proposals: (1) the election of one Class III director and one Class II director, (2)  the advisory approval of executive compensation, and (3) the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accountant for the fiscal year ending August 26, 2017. The results of the shareholder vote are set forth below.
Item 1 - Election of Directors.
Company shareholders elected the following nominees: Michael J. Happe, as Class III directors to hold office until the annual meeting of shareholders to be held following the Company's 2017 fiscal year or until his successor is duly elected and qualified; and Robert M. Chiusano as a Class II director to hold office until the annual meeting of shareholders to be held following the Company's 2019 fiscal year or until his successor is duly elected and qualified. Information as to the vote on each director standing for election is provided below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Happe	21,186,807	140,859	2,815,485
Robert M. Chiusano	21,144,547	183,119	2,815,485
Item 2 - Advisory Approval Vote on Executive Compensation (the “Say on Pay” Vote).
Company shareholders approved, on an advisory basis, the compensation of certain executives as disclosed in the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures in the definitive proxy statement relating to the Annual Meeting, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,245,330	5,029,715	52,621	2,815,485

Item 3 - Ratification of the Appointment of Independent Registered Public Accountants for the Fiscal Year Ending August 26, 2017.
Company shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending August 26, 2017., as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,948,646	180,414	14,091	—

Item 7.01 Regulation FD Disclosure, Item 8.01 Other Events.

The Company is filing herewith a press release issued on December 14, 2016, as Exhibit 99.1 which is included herein. The press release was issued to report that on December 14, 2016, the Board of Winnebago Industries, Inc. approved a quarterly cash dividend of $0.10 per share of common stock, payable on January 25, 2017 to shareholders of record at the close of business on January 11, 2017.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Winnebago Industries, Inc. dated December 14, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINNEBAGO INDUSTRIES, INC.
(Registrant)

Date:	December 14, 2016	By:	/s/ Scott C. Folkers
		Name:	Scott C. Folkers
		Title:	Vice President, General Counsel and Secretary